MEMRY

Westergaard
Conference
Webcast

November 2007



Disclaimer

This presentation contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the Company's control which may cause actual results, performance or achievements of the Company to be materially different from the results, performance, or other expectations implied by these forward-looking statements. These factors include, but are not limited to, those detailed in the Company's Form 10-K for the fiscal year ended June 30, 2007 and other periodic filings with the Securities and Exchange Commission

MEMRY



MEMRY

Why MRY?

- Compelling Value Proposition
- Innovative, Strategic Technology Solutions
- Large and Growing Medical Device Market
- Strong Growing Pipeline
- Strong Balance Sheet
- Strong Cash Generator
- Building Momentum
- Trading Near Book Value



Mission Statement

"Enabling minimally invasive and targeted therapies for the medical industry"

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Shape Memory Alloy Technology

A Unique Material with Enabling Properties

Materials & Processes

- Superelastic & Shape Memory Nitinol Alloys
  - Wire & Tube Drawing
  - Laser Cutting
  - Stent Manufacturing
  - Wire Forming
  - Surface Finishing
  - Grinding & Coating
  - Assembly

Enabling Properties

- Kink resistance
- Crush resistance
- Ability to recover large deformation
- Thermal Recovery
- Confined Access & Delivery
- Low Constant Uniform Forces

Minimally Invasive & Endovascular Devices

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Polymer Extrusion Technology

A Strategic Process Technology

Materials & Processes

- Custom Co-Extruded Polymer Components
  - Polyurethanes
  - Nylons
  - Polyesters
  - Fluoropolymers
  - Polyimides

  - Tipping & Forming
  - Tapering
  - Grinding
  - Braiding & Coiling

Enabling Properties

- Multi Layer
- Multi Lumen
- Coil and Braid Reinforcement
- Thin Wall
- Jacketing
- Radiopacity

Catheter-based Minimally Invasive
&
Endovascular Devices

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Non- and Minimally Invasive US Device Market



$11.0B
$7.2B
0.8
1.3
5.1
1.3
1.6
8.1
2005
2011
Orthopaedics
Surgery/Endosurgery
Cardiovascular/Thoracic



7.9%
2.5%
11.3%
2005
78.3%
Surgical Devices & Instruments
Monitoring/Imaging
Electrosurgical/Auxiliary Equipment
Robotics

(Source: *BCC Research, June 2006)*

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Medical Device Industry Undergoing Rapid Change

External Drivers

- Improving Quality of Healthcare
- Aging Population
- Stringent Regulatory Environment
- Competition & Speed to Market
- Cost Containment
- Product Innovation & Technology
- Mergers & Acquisitions
- Globalization
- Vendor Base Consolidation

** Millennium Research Group, October 2005*

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Created Outsourcing Industry

- Device OEMs want to focus on R&D, Technology, Sales & Marketing, Distribution and Regulatory Issues
- Device companies outsource for a variety of reasons
  - Reduce operating costs
  - Expand their portfolio of capabilities
  - Simplify supply chain logistics
  - Reduce capital expenditures
- Larger, full-service suppliers are preferred vendors to many OEMs
- Outsourcing device manufacturing operations is expected to continue to grow
  - Est'd 20% in 2005, as much as 40% projected in 2010 (source: Covington)



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Strategy For Success

Memry

- Full Suite of Capabilities
- Supply Chain Management
- Technology Leadership
- Rapid Turnaround
- Quality & Competitive Pricing
- Device Application Knowledge
- Globalization



Management Team

- **Robert Belcher, Chief Executive Officer**
- **Dean Tulumaris, President & Chief Operating Officer**
- **Richard Sowerby, Chief Financial Officer & Treasurer**
- **Philippe Poncet, Vice President Business Development**
- **Marcy Macdonald, Vice President Human Resources**

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Endosurgery
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Orthopedics
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Vascular/Radiology
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Neurology
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Coronary & EP
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Urology/OBGyn
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Ophthalmology
ENT

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Neurology
Ophthalmology
ENT
Coronary & EP
Vascular/Radiology
Endosurgery
Urology/OBGyn
Orthopaedics
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Business Development Objectives

Materials, Processes & Product Integration

- High-end Processing Technologies
- Passive and Biointeractive Medical Polymers & Biomaterials
- Surface Modification & Finishing Technologies
- Integration Technologies Critical to Complete Product capability

Market Leadership & Recognition as Leading Provider of Technology and Synergistic Solutions for Minimally Invasive & Targeted Therapy Products



Selected Financial Data

	FY 2007	FY 2006	FY 2005
Revenues	$51.7M	$52.6M	$45.0M
Gross Margin	32%	39%	40%
Net Income	$0.3M a)c)	$2.7M a)b)	$2.7M c)
Total Debt	$1.6	$10.0	$11.4
Debt/Capital	4%	20%	24%

a) Includes pre-tax incremental fees for litigation and professional fees for litigation defense and the implementation of Sarbanes-Oxley Section 404 compliance, $0.2M in 2006 and $1.6M in 2007.
b) Includes $1.1M of CEO retirement charges ($0.7M, net of $0.4M tax benefit).
c) Includes $0.2M on early extinguishment of debt ($0.1M, net of $0.1M tax benefit).

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Consolidated Revenues & Gross Margin By Quarter 2005 - 2008


16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Revenue
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Gross Margin %
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Sales
Gross Margin
Margin %

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Cash Flow (in millions)

Cash Flow From Operating Activities:	Fiscal Year 2006	Fiscal Year 2007	Three Months Ended 09/30/06	Three Months Ended 09/30/07
Net income	$2.7	$0.3	$1.0	$0.4
Adjustments to reconcile net income to net cash provided by operating activities:				
Depreciation and amortization	2.9	3.2	0.8	0.7
Deferred income taxes	1.4	0.2	0.6	0.2
Stock-based compensation	0.4	0.5	0.2	0.2
Other non-cash adjustments	0.4	0.4	---	---
Change in working capital	(1.9)	0.8	(0.7)	0.2
Net cash provided by operating activities	5.9	5.4	1.9	1.7
Net cash used in investing activities	(2.0)	(2.3)	(0.7)	(0.6)
Net cash used in financing activities	(1.1)	(7.7)	(0.2)	---
Net increase (decrease) in cash	$2.8	$(4.6)	$1.0	$1.1



MEMRY

Why MRY?

- Compelling Value Proposition
- Innovative, Strategic Technology Solutions
- Large and Growing Medical Device Market
- Strong Growing Pipeline
- Strong Balance Sheet
- Strong Cash Generator
- Building Momentum
- Trading Near Book Value